SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2017

Bristol-Myers Squibb Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events.

On February 22, 2017, Bristol-Myers Squibb Company (the “Company”) agreed to sell $750,000,000 aggregate principal amount of its 1.600% notes due 2019 and $750,000,000 aggregate principal amount of its 3.250% notes due 2027 (collectively, the “Notes”), pursuant to the Underwriting Agreement, dated February 22, 2017 (the “Underwriting Agreement”), among the Company and Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed on Schedule II of the Underwriting Agreement.

The sale of the Notes closed on February 27, 2017. The Notes were issued pursuant to that certain Indenture, dated as of June 1, 1993 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Ninth Supplemental Indenture, dated as of February 27, 2017, between the Company and the Trustee (the “Ninth Supplemental Indenture”). The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (No. 333-206991).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The Ninth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K. The forms of Notes are filed as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K. In connection with the issuance of the Notes, the opinion of Covington & Burling LLP with respect to the validity of the Notes is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 22, 2017, relating to the $750,000,000 1.600% notes due 2019 and $750,000,000 3.250% notes due 2027.

4.1	Ninth Supplemental Indenture, dated as of February 27, 2017, between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.

4.2	Form of $750,000,000 1.600% Notes due 2019 (included as Exhibit A to Exhibit 4.1).

4.3	Form of $750,000,000 3.250% Notes due 2027 (included as Exhibit B to Exhibit 4.1).

5.1	Opinion of Covington & Burling LLP relating to the Notes.

23.1	Consent of Covington & Burling LLP (set forth in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company

By:	/s/ Katherine R. Kelly
Name:	Katherine R. Kelly
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: February 27, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 22, 2017, relating to the $750,000,000 1.600% notes due 2019 and $750,000,000 3.250% notes due 2027.

4.1	Ninth Supplemental Indenture, dated as of February 27, 2017, between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.

4.2	Form of $750,000,000 1.600% Notes due 2019 (included as Exhibit A to Exhibit 4.1).

4.3	Form of $750,000,000 3.250% Notes due 2027 (included as Exhibit B to Exhibit 4.1).

5.1	Opinion of Covington & Burling LLP relating to the Notes.

23.1	Consent of Covington & Burling LLP (set forth in Exhibit 5.1).